Exhibit 99.1

LETTER OF TRANSMITTAL AND CONSENT

Offer to Exchange
Up to 1,250,000 Depositary Shares, Each Representing a 1/100th Interest in a Share of Series A
Non-Cumulative Perpetual Preferred Stock, $100,000 liquidation preference per share
(the “Depositary Shares”)
for
Any and all of the 1,250,000 outstanding 6.189% Fixed-to-Floating Rate Normal ITS issued by
USB Capital IX, each with a liquidation amount of $1,000 (the “Normal ITS”)
CUSIP No. 91731K AA 8
and
Solicitation of Consents for Proposed Amendments to the Related Trust Agreement and
Junior Subordinated Indenture

Pursuant to the Preliminary Prospectus and Consent Solicitation Statement, dated May 10, 2010 as it may be amended and supplemented from time to time

THE EXCHANGE OFFER AND THE CONSENT SOLICITATION WILL EXPIRE AT 11:59 P.M.,
NEW YORK CITY TIME, ON JUNE 7, 2010, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED BY US (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN, AND
CONSENTS MAY BE REVOKED, AT ANY TIME AT OR PRIOR TO THE EXPIRATION DATE.

The Information and Exchange Agent for the Exchange Offer and the Consent Solicitation is:

D.F. King & Co., Inc.

By Mail, Hand or Overnight Delivery:	By Facsimile (for Eligible Institutions only):	To Confirm Receipt, Please Call
D.F. King & Co, Inc.	(212) 809-8838	(212) 493-6996
Attn: Elton Bagley	Attn: Elton Bagley
48 Wall Street,
22nd Floor
New York, New York 10005

DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT (THIS “LETTER OF TRANSMITTAL”) TO AN ADDRESS, OR TRANSMISSION VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE INFORMATION AND EXCHANGE AGENT.

This Letter of Transmittal is to be used (i) if delivery of Normal ITS is to be made by book-entry transfer to an account maintained by the Information and Exchange Agent pursuant to the procedures set forth in “The Exchange Offer and Consent Solicitation — Procedures for Participating in the Exchange Offer and the Consent Solicitation” in the Preliminary Prospectus and Consent Solicitation Statement and such tender is not being made under the DTC Automated Tender Offer Program (“ATOP”), or (ii) if a holder wishes to deliver a Consent to the Proposed Amendments in the Consent Solicitation without also tendering such Normal ITS into the Exchange Offer.

Holders that are tendering by book-entry transfer to the Information and Exchange Agent’s account at DTC may electronically transmit their acceptance of the Exchange Offers through ATOP, for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer and the Consent Solicitation must transmit their acceptances to DTC, which will then verify the acceptance of the Exchange Offer and the Consent Solicitation, and send an Agent’s Message to the Information and Exchange Agent for its acceptance.

You may withdraw any of the Normal ITS that you exchange or revoke any Consents (as hereinafter defined) given, at any time prior to the expiration of the Exchange Offer and the Consent Solicitation, on the terms and conditions set forth below. A valid withdrawal of the Normal ITS shall be deemed a revocation of any related Consents. However, if you withdraw your Normal ITS, you may still provide Consents if your Consents are submitted in accordance with the terms and conditions of the Consent Solicitation. This Letter of Transmittal need not be completed by Holders tendering Normal ITS through ATOP (as hereinafter defined). However, this Letter of Transmittal must be completed by Holders who wish to deliver their Consents without also tendering their Normal ITS into the Exchange Offer.

The instructions contained herein should be read carefully before this Letter of Transmittal is completed. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Preliminary Prospectus and Consent Solicitation Statement.

Questions and requests for assistance relating to the procedures for tendering Normal ITS or consenting to the Proposed Amendments (as hereinafter defined) and requests for additional copies of the Preliminary Prospectus and Consent Solicitation Statement and this Letter of Transmittal may be directed to the Information and Exchange Agent at its address and telephone numbers on the back cover of this Letter of Transmittal.

A holder of Normal ITS has the following three options in connection with the Exchange Offer and the Consent Solicitation:

1.	tender any or all of its Normal ITS in exchange for Depositary Shares, with one Depositary Share being exchanged for each validly tendered and accepted Normal ITS (a tender of Normal ITS pursuant to the Exchange Offer will be required to, and will be deemed to be, a delivery of Consents with respect to such Normal ITS);

2.	deliver only Consents related to any or all of its Normal ITS for a cash consent fee equal to $1.25 per Normal ITS, equal to 0.125% of the liquidation amount of the Normal ITS, as to which a valid consent is delivered and not revoked at or prior to the expiration date; or

3.	not tender any of its Normal ITS and not deliver Consents with respect to any of its Normal ITS.

This Letter of Transmittal, the Preliminary Prospectus and Consent Solicitation Statement (together with this Letter of Transmittal, as amended from time to time, the “Offer Documents”) constitute an offer by U.S. Bancorp (the “Company”) to exchange up to 1,250,000 Depositary Shares for any and all of the 1,250,000 outstanding Normal ITS issued by USB Capital IX (the “Trust”), on the terms and subject to the conditions set forth in the Offer Documents (the “Exchange Offer”). The Company is only tendering for Normal ITS. The Company is not tendering for Stripped ITS or Capital ITS. If you hold Stripped ITS or Capital ITS and would like to tender them for exchange pursuant to the Exchange Offer, then before tendering you must recreate Normal ITS from your Stripped ITS and Capital ITS as provided for under the terms of the amended and restated trust agreement (the “Trust Agreement”) of the Trust.

In connection with the Exchange Offer, we are also soliciting, upon the terms and subject to the conditions specified in the Offer Documents, consents (the “Consents”) from Holders (defined below) of at least a majority in liquidation amount of the Normal ITS (which corresponds to at least a majority of the Normal ITS) to proposed amendments (collectively, the “Proposed Amendments”) to (i) the Trust Agreement related to the Normal ITS that would allow us to retire the Normal ITS that we acquire in the Exchange Offer and to authorize the Trust to approve of the proposed amendments to the Indenture and the other documents described below, (ii) the junior subordinated indenture (the “Indenture”) pursuant to which the junior subordinated notes which currently underlie the Normal ITS were issued to make certain changes to the terms of the Indenture and the junior subordinated notes that we believe will facilitate the remarketing of the junior subordinated notes, (iii) the collateral agreement, that would allow for the Underlying Notes corresponding to the Normal ITS acquired by us in the Exchange Offer to be delivered to us for cancellation, and (iv) the stock purchase contract agreement, that would allow for the termination of the stock purchase contracts corresponding to the Normal ITS acquired by us in the Exchange Offer and for the future issuance of Preferred Stock upon settlement of the stock purchase contracts as a result of the Exchange Offer. The Proposed Amendments will be effected by the execution of an amendment to the Trust Agreement, an Eighth Supplemental Indenture to the Indenture, an amended and restated collateral agreement and an amended and restated stock purchase contract agreement, each of which is described in the Preliminary Prospectus and Consent Solicitation Statement and filed as an exhibit to the registration statement relating to the Exchange Offer.

Holders that validly tender their Normal ITS pursuant to the Exchange Offer will be required to, and will be deemed to have, validly delivered their Consents for the aggregate liquidation amount of Normal ITS so tendered. Holders of

Normal ITS may deliver Consents without tendering their Normal ITS by properly completing, executing and delivering this Letter of Transmittal. Holders of Normal ITS may also partially tender their Normal ITS (via ATOP or this Letter of Transmittal) and/or partially deliver Consents for Normal ITS not otherwise tendered (via this Letter of Transmittal only). A Holder may also choose to not tender any Normal ITS and to not deliver any Consents.

If the requisite Consents are received and Proposed Amendments become operative, holders of the Normal ITS who deliver Consents without otherwise tendering Normal ITS will be paid a cash consent fee equal to $1.25 for each Normal ITS for which Consents are properly received and not properly withdrawn at or prior to the Expiration Date (the “Consent Fee”), in accordance with the terms of the Preliminary Prospectus and Consent Solicitation Statement. The Consent Fee is equal to 0.125% of the liquidation amount of each Normal ITS. We refer to this solicitation as the “Consent Solicitation.”

Holders who validly tender their Normal ITS in the Exchange Offer will be deemed to have validly delivered their Consents to the Proposed Amendments in the Consent Solicitation. If the Exchange Offer is consummated, such holders will receive one Depositary Share for each Normal ITS accepted by us for exchange, and will not receive the Consent Fee or any other separate consideration for their Consent. If, however, we do not accept all validly tendered Normal ITS for exchange due to proration, such holders will receive the Consent Fee with respect to all validly tendered Normal ITS that were not accepted for exchange in the Exchange Offer due to such proration, but such holders will still be deemed to have delivered a Consent to the Proposed Amendments with respect to such Normal ITS.

Our obligation to exchange Depositary Shares for the Normal ITS exchanged but not withdrawn in the Exchange Offer, and/or our obligation to pay the Consent Fee for Consents validly delivered and not revoked, is subject to a number of conditions that must be satisfied or waived by us including, among others, that the registration statement of which the Preliminary Prospectus and Consent Solicitation Statement forms a part be declared effective by the SEC, and that the remaining Normal ITS will continue to be listed on the New York Stock Exchange after the settlement date, which conditions cannot be waived by us, and that we receive valid Consents from holders of at least a majority in aggregate liquidation amount of the outstanding Normal ITS approving the Proposed Amendments. Our obligation to exchange is not subject to any minimum tender condition.

In accordance with the terms of the amended and restated trust agreement, voting and consensual rights of holders of Normal ITS may be exercised only by a United States person that is a beneficial owner of Normal ITS, or by a United States person acting as irrevocable agent with discretionary powers for the beneficial owner of Normal ITS that is not a United States person. A holder of Normal ITS that is not a United States person must irrevocably appoint a United States person with discretionary powers to act as their agent in order to participate in the Exchange Offer and Consent Solicitation. In order to participate in the Exchange Offer or the Consent Solicitation, holders that are not United States persons must do so through a United States person designated to act as their agent. By participating in the Exchange Offer and the Consent Solicitation, a holder of Normal ITS will be deemed to have represented that it is a United States person or, if it is not a United States person, that it has appointed a United States person to act as such holder’s agent as set forth above.

All of the Normal ITS were issued in book-entry form, and all of the Normal ITS are currently represented by one or more global certificates held for the account of The Depository Trust Company (“DTC”).

This Letter of Transmittal may be used by a DTC participant whose name appears on a security position listing such participant as the owner of the Normal ITS (each, a “Holder” and, collectively, the “Holders”) that desires to tender such Normal ITS pursuant to the Exchange Offer. Pursuant to authority granted by DTC, if you are a DTC participant that has Normal ITS credited to your DTC account, you may also directly tender your Normal ITS in the Exchange Offer as though you were a Holder of Normal ITS. DTC participants that wish to accept the Exchange Offer may tender their Normal ITS by (i) validly transmitting their acceptance to DTC through DTC’s ATOP or (ii) completing, signing and dating this Letter of Transmittal according to the instructions set forth in the Offer Documents and delivering it together with any signature guarantees and other required documents to the Information and Exchange Agent at its address set forth in this Letter of Transmittal. In addition, either:

•	the Information and Exchange Agent must receive, prior to the Expiration Date, a properly transmitted Agent’s Message (as hereinafter defined); or

•	the Information and Exchange Agent must receive, prior to the Expiration Date, a timely confirmation of book-entry transfer of Normal ITS into the Information and Exchange Agent’s account at DTC according to the procedure for book-entry transfer described below, this Letter of Transmittal and any other documents required by this Letter of Transmittal.

The Information and Exchange Agent and DTC have confirmed that the Exchange Offer is eligible for ATOP. To validly tender Normal ITS, DTC participants may, in lieu of physically completing and delivering this Letter of Transmittal and delivering it to the Information and Exchange Agent, electronically transmit their acceptance through ATOP. DTC will then verify the acceptance, execute a book-entry delivery to the Information and Exchange Agent’s account at DTC and send an Agent’s Message to the Information and Exchange Agent for its acceptance. The confirmation of a book-entry transfer into the Information and Exchange Agent’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation.” Delivery of documents to DTC does not constitute delivery to the Information and Exchange Agent. The term “Agent’s Message” as used herein means a message transmitted by DTC to, and received by, the Information and Exchange Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Offer Documents, and that the Company may enforce such agreement against such participant. DTC participants that transmit acceptance through ATOP shall be deemed to have validly delivered related Consents if such transmittance is received on or prior to the Expiration Date.

The undersigned acknowledges and agrees that our obligation to accept for exchange and to exchange Normal ITS validly tendered and not validly withdrawn pursuant to the Exchange Offer is subject to the conditions set forth in the Preliminary Prospectus and Consent Solicitation Statement. The undersigned recognizes that as a result of these conditions (which, except for the conditions that the registration statement, of which the Preliminary Prospectus and Consent Solicitation Statement forms a part, be declared effective by the SEC, and that the remaining Normal ITS will continue to be listed on the New York Stock Exchange after the settlement date, may be waived, in whole or in part, by us), as more particularly set forth in the Preliminary Prospectus and Consent Solicitation Statement, we may not be required to accept for exchange any of the Normal ITS tendered hereby.

In the event that we terminate or withdraw the Exchange Offer at or prior to the expiration date or the Exchange Offer is otherwise not completed, no consideration will be paid or become payable to holders who have tendered their Normal ITS pursuant to the Exchange Offer or delivered their Consents in the Consent Solicitation. In any such event, (1) Normal ITS previously tendered pursuant to the Exchange Offer will be promptly returned to the tendering holders and (2) the Proposed Amendments will not become operative.

The Exchange Offer is made upon the terms and subject to the conditions set forth in the Offer Documents. Holders should carefully review such information.

The Exchange Offer is not being made to, nor will tenders of Normal ITS be accepted from or on behalf of, Holders in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

If you choose to deliver Consents without otherwise tendering the Normal ITS, you must do so by completing this Letter of Transmittal. If your Normal ITS are held through a broker dealer, commercial bank, trust company or other nominee, you should contact such nominee promptly and instruct them to tender the Normal ITS or validly deliver the Consents on your behalf. The instructions included with this Letter of Transmittal must be followed.

Holders who wish to tender their Normal ITS using this Letter of Transmittal must complete the box below entitled “Method of Delivery” and complete the box below entitled “Total Number of Normal ITS Tendered and/or as to which Consents are Delivered” and sign in the appropriate box below.

WE ARE NOT PROVIDING FOR GUARANTEED DELIVERY PROCEDURES AND THEREFORE YOU MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING NORMAL BUSINESS HOURS OF DTC ON OR PRIOR TO THE EXPIRATION DATE. IF YOU HOLD YOUR NORMAL ITS THROUGH A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE, YOU SHOULD CONSIDER THAT SUCH ENTITY MAY REQUIRE YOU TO TAKE ACTION WITH RESPECT TO THE EXCHANGE OFFER A NUMBER OF DAYS BEFORE THE EXPIRATION DATE IN ORDER FOR SUCH ENTITY TO TENDER THE NORMAL ITS ON YOUR BEHALF ON OR PRIOR TO THE EXPIRATION DATE. TENDERS OF NORMAL ITS AND CONSENTS NOT RECEIVED BY THE INFORMATION AND EXCHANGE AGENT AT OR PRIOR TO THE EXPIRATION DATE WILL BE DISREGARDED AND OF NO EFFECT.

TENDER OF NORMAL ITS AND DELIVERY OF CONSENTS

☐  Check here if the undersigned is tendering Normal ITS and delivering the related Consents*

☐  Check here if the undersigned is delivering Consents without otherwise tendering related Normal ITS*

*	IMPORTANT: A Holder must check the second box above if such Holder wishes to separately deliver a Consent without also tendering its Normal ITS for exchange. If no box is checked above, but this Letter of Transmittal is executed and delivered to the Information and Exchange Agent, the undersigned will be deemed to have both tendered its Normal ITS into the Exchange Offer as to which this Letter of Transmittal relates and delivered its Consents with respect to such Normal ITS.

METHOD OF DELIVERY

If Normal ITS are being tendered, or Consents are being delivered, by book-entry transfer made to the account maintained by DTC, complete the following:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Date Tendered/Consented:

List below the Normal ITS to which this Letter of Transmittal relates. If the space provided below is inadequate, please provide a separately executed schedule and affix the schedule to this Letter of Transmittal. Only tenders of whole numbers of Normal ITS pursuant to the Exchange Offer will be accepted. Valid deliveries of Consents by Holders not tendering the Normal ITS related to such Consents may only be made in whole numbers of Normal ITS (each of which will correspond to a liquidation amount of $1,000). No alternative, conditional or contingent tenders will be accepted. This Letter of Transmittal need not be completed by Holders tendering Normal ITS by ATOP. This Letter of Transmittal must be completed by Holders intending to deliver Consents without otherwise tendering Normal ITS.

DESCRIPTION OF NORMAL ITS TENDERED AND/OR CONSENTED(1)
Name(s) and Address(es) of Holder(s)	Certificate	Aggregate Number of Normal ITS Represented by	Total Number of Normal ITS Tendered and/or as
(Please fill in, if blank)	Numbers(2)	Certificate(2)	to which Consents are Delivered (3)

Total Number of Normal ITS Tendering and/or Consenting

(1) You must consent to the Proposed Amendments and to the execution and delivery of Amendment No. 1 to Trust Agreement, the Eighth Supplemental Indenture to the Indenture, the amended and restated collateral agreement and the amended and restated stock purchase agreement with respect to the Normal ITS you are tendering. Completion of this Letter of Transmittal at or prior to the Expiration Date will constitute the valid tender of all Normal ITS and the valid delivery of the related Consents with respect to all such Normal ITS.

(2) Need not be completed by book-entry holders.
(3) Unless otherwise indicated in the column labeled “Total Number of Normal ITS Tendered and/or as to which Consents are Delivered” and subject to the terms and conditions of the Exchange Offer and the Consent Solicitation, it will be assumed that (1) the entire liquidation amount represented by the Normal ITS described above is being tendered and Consents with respect thereto are being given, or (2) in relation to Consents delivered without the related Normal ITS being tendered, a Consent is being given with respect to the entire liquidation amount. A tendering Holder will be required to and will be deemed to have delivered Consents with respect to all such Normal ITS tendered.

The names and addresses of the Holders should be printed exactly as they appear on a security position listing such participant as the owner of the Normal ITS.

If you do not wish to tender your Normal ITS or deliver Consents, you do not need to return this Letter of Transmittal or take any other action.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of the Preliminary Prospectus and Consent Solicitation Statement, dated May 10, 2010 of U.S. Bancorp, and this Letter of Transmittal and Consent and instructions hereto, which together constitute the Company’s offer to exchange up to 1,250,000 Depositary Shares for any and all of the 1,250,000 outstanding Normal ITS issued by USB Capital IX and the related Consent Solicitation, on the terms and subject to the conditions set forth in the Offer Documents.

The undersigned agrees and acknowledges that, by the execution and delivery of this Letter of Transmittal, the undersigned grants written consent to the Proposed Amendments described in the Offer Documents and reflected in the form of amendment to Trust Agreement, the Indenture, the amended and restated collateral agreement and the amended and restated stock purchase contract agreement that are filed as exhibits to the registration statement relating to the Exchange Offer. The undersigned understands that the Consents validly delivered pursuant to the tender of the Normal ITS, or the delivery of Consents relating to Normal ITS not otherwise tendered, shall remain in full force and effect unless and until such Consents are revoked at or prior to the Expiration Date by valid delivery of a properly completed a notice of withdrawal (“Notice of Withdrawal”) in the form that accompanies this Letter of Transmittal. The undersigned understands that after the Expiration Date, no Consents may be revoked. The undersigned understands that tenders of the Normal ITS in the Exchange Offer will be deemed to constitute the delivery of Consents with respect to the Normal ITS tendered. The undersigned further understands that Holders may deliver such Consents without otherwise tendering their Normal ITS.

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company number of Normal ITS indicated above and/or delivers Consents related to the Normal ITS not otherwise tendered as indicated above.

Subject to, and effective upon, the acceptance for exchange of, and payment for, the Normal ITS tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Normal ITS that are being tendered hereby, waives any and all other rights with respect to such Normal ITS, and releases and discharges the Company from any and all claims such Holder may now have, or may have in the future, arising out of, or related to, such Normal ITS, including, without limitation, any claims arising from any existing or past defaults, or any claims that such Holder is entitled to receive additional distributions with respect to such Normal ITS (other than any accrued and unpaid distributions up to, but excluding, the date of settlement of the Exchange Offer (the “Accrued Distributions”)) or to participate in any redemption of such Normal ITS. The undersigned hereby irrevocably constitutes and appoints the Information and Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the Information and Exchange Agent also acts as the agent of the Company, with respect to such Normal ITS, with full power of substitution and re-substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (1) transfer ownership of such Normal ITS on the account books maintained by DTC to, or upon the order of, the Company, (2) present such Normal ITS for transfer of ownership on the books of the Company, (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Normal ITS and (4) to consent to the Proposed Amendments and deliver Consents on behalf of the undersigned to the trustees under the Trust Agreement and Indenture, all in accordance with the terms of and conditions to the Exchange Offer and the Consent Solicitation as described in the Offer Documents.

The undersigned understands and acknowledges that the Exchange Offer will expire at 11:59 p.m., New York City time, on June 7, 2010, unless extended or earlier terminated. The undersigned understands and acknowledges that if the undersigned validly tenders but does not validly withdraw Normal ITS at or prior to the Expiration Date, the undersigned will be entitled to receive one Depositary Share for each Normal ITS which have been tendered (and not withdrawn) and which we accept for exchange as set forth in the Offer Documents and will not be entitled to the Consent Fee set forth in the Offer Documents or any other separate consideration for their tender and Consent. If, however, proration (as described in the Preliminary Prospectus and Consent Solicitation Statement under “The Exchange Offer and the Consent Solicitation — Proration”) occurs, the undersigned will receive the Consent Fee with respect to all validly tendered Normal ITS that were not accepted for exchange in the Exchange Offer due to such proration, but will still be deemed to have delivered a Consent to the Proposed Amendments with respect to such Normal ITS.

The undersigned understands and acknowledges that if the undersigned validly delivers Consents related to Normal ITS not otherwise tendered pursuant to the Exchange Offer at or prior to the Expiration Date, the undersigned will be entitled to receive the Consent Fee of $1.25 for each Normal ITS for which such Consents have been so delivered if the requisite Consents are received in the Consent Solicitation and the Proposed Amendments become operative. The undersigned understands and acknowledges that in order to receive the Consent Fee, the undersigned must be the owner of the Normal ITS not tendered for which Consents were delivered as of the Expiration Date.

Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby requests that Depositary Shares issued in exchange for tendered Normal ITS and/or checks for payment of any Consent Fee and/or Accrued Distributions to be made in connection with the Exchange Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Normal ITS not tendered or not accepted for exchange be credited to such DTC participant’s account. In the event that the “Special Payment Instructions” box or the “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that any Normal ITS not tendered or not accepted for exchange, and Depositary Shares issued in exchange for validly tendered and accepted Normal ITS, and checks for payment of any Consent Fee and/or Accrued Distributions be issued in the name(s) of and be delivered to, the person(s) at the addresses so indicated, as applicable.

The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Normal ITS from the name of the Holder(s) thereof if the Company does not accept for exchange any of the Normal ITS so tendered.

The undersigned understands that none of the Company, the trustees, the Information and Exchange Agent or any other person, nor any of their directors or officers or agents, is under any duty to give notification of any defects or irregularities in the tender of or Normal ITS or any Consents and that none of the Company, the Information and Exchange Agent or any other person, nor any of their directors or officers or agents will incur any liability for failure to give such notification.

The undersigned understands that if a significant number of the Normal ITS are tendered in the Exchange Offer such that the Company believes there is any likelihood that the Normal ITS could be de-listed from the New York Stock Exchange, the Company may accept less than the total number Normal ITS tendered, and prorate the number of Normal ITS validly tendered by each holder that we accept for exchange, in order to ensure that the Normal ITS continue to be listed on the New York Stock Exchange. If the Company chooses to prorate the exchange, proration will not revoke your Consents. If the Company does not accept all of your validly tendered Normal ITS due to proration, you will still be deemed to have delivered your Consents with respect to all of your validly tendered Normal ITS, even those that are not accepted for exchange. If proration occurs, you will receive the Consent Fee with respect to all validly tendered Normal ITS that were not accepted for exchange in the Exchange Offer due to such proration. Consents which are delivered with respect to Normal ITS not otherwise tendered will not be affected by the proration and, subject to the Company receiving the requisite Consents and the Proposed Amendments becoming operative, the Company will continue to pay the Consent Fee.

Tenders of Normal ITS may be withdrawn or deliveries of Consents may be revoked at any time at or prior to the Expiration Date. A valid withdrawal of Normal ITS shall be deemed a revocation of any related Consent. In the event of a termination of any of the Exchange Offer, the respective tendered Normal ITS will promptly be credited to such Holder’s account through DTC and such Holder’s DTC participant, unless otherwise indicated under “Special Delivery Instructions.”

For a withdrawal of a tender of Normal ITS or revocation of Consents to be effective, a written or facsimile transmission of a completed notice of withdrawal or revocation in the form attached to this Letter of Transmittal must be received by the Information and Exchange Agent at or prior to the Expiration Date, by mail, fax or hand delivery or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal or revocation must (1) specify the name of the person who tendered the Normal ITS to be withdrawn and/or delivered Consents to be revoked and the name of the DTC participant whose name appears on the security position listing as the owner of such Normal ITS, if different from that of the person who deposited the Normal ITS, (2) contain the aggregate number of Normal ITS to be withdrawn, (3) unless transmitted through ATOP, be signed by the Holder thereof in the same manner as the original signature on the Letter of Transmittal, including any required signature guarantee(s), and (4) if the Letter of Transmittal was executed by a person other than the DTC participant whose name appears on a security position listing as the owner of the Normal ITS, be accompanied by a properly completed irrevocable proxy that authorized such person to effect such withdrawal on behalf of such Holder.

The undersigned understands that tenders of Normal ITS and delivery of Consents pursuant to any of the procedures described in the Offer Documents and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer and the Consent Solicitation, which agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

The undersigned hereby represents and warrants the following:

•	the undersigned has full power and authority to tender, sell, exchange, assign and transfer the Normal ITS and/or, if applicable, to deliver any Consents with respect thereto;

•	the undersigned is not the Company’s “affiliate” as defined below; and

•	when the Company accepts any tendered Normal ITS for exchange, it will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or rights.

As used herein, “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

The undersigned has read the Preliminary Prospectus and Consent Solicitation Statement and agrees to all of the terms of the Exchange Offer and the Consent Solicitation.

The undersigned hereby represents and warrants that it is a United States person or, if it is not a United States person, that it has irrevocably appointed a United States person with discretionary powers to act as their agent in order to participate in the Exchange Offer and Consent Solicitation.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Information and Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of any Normal ITS tendered thereby.

For purposes of the Exchange Offer, the undersigned understands that the Company will be deemed to have accepted for exchange validly tendered Normal ITS, or defectively tendered Normal ITS with respect to which the Company has waived such defect, if, as and when the Company gives oral (promptly confirmed in writing) or written notice thereof to the Information and Exchange Agent.

The undersigned understands that, subject to the terms and conditions of the Exchange Offer as set forth in the Offer Documents, including possible proration, the Company will accept for exchange and promptly deliver on the settlement date, Depositary Shares representing interests in Preferred Stock in exchange for validly tendered Normal ITS that were not validly withdrawn pursuant to the Exchange Offer.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that the delivery and surrender of the Normal ITS is not effective, and the risk of loss of the Normal ITS does not pass to the Information and Exchange Agent, until receipt by the Information and Exchange Agent of (1) this Letter of Transmittal and Consent (or a manually signed facsimile thereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company, or (2)(A) timely confirmation of a book-entry transfer of such Normal ITS into the Information and Exchange Agent’s account at DTC pursuant to the procedures set forth in the Offer Documents, (B) a properly transmitted Agent’s Message through ATOP and (C) all accompanying evidences of authority and any other required documents in form satisfactory to the Company.

PLEASE SIGN BELOW — To Be Completed By All Tendering
Holders and Consenting Holders

This Letter of Transmittal must be signed by the Holder, exactly as his, her, its or their name(s) appear(s) as a DTC participant on a security position listing such participant as the owner of the Normal ITS or by stock powers transmitted with this Letter of Transmittal. Endorsements on Normal ITS and signatures on stock powers by Holders not executing this Letter of Transmittal must have a guarantee by a Medallion Signature Guarantor. See Instruction 3 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 3 below.

Holder:
(Signature of Holders(s) or Authorized Signatory)

Date:  , 2010

Name(s):
(Please Print)

Capacity:

Address:
(Including Zip Code)

Area Code and Telephone Number:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN AND
SIGNATURE GUARANTEE, IF REQUIRED (See Instruction 3 below)
Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor)

(Address (including zip code) and Telephone Number (including area code) of Medallion Signature Guarantor)

(Authorized Signature)

(Printed Name)

(Title)

Date:  , 2010

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 2, 3, 4, 5 and 6)

To be completed ONLY if the Depositary Shares issued in exchange for tendered Normal ITS and/or checks for payment of any Consent Fee and/or Accrued Distributions, if applicable, are to be issued to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Total Principal Amount of Normal ITS Tendered and/or to which Consents are Delivered” within this Letter of Transmittal.

Pay the Depositary Shares issued in exchange for tendered Normal ITS and/or checks for payment of any Consent Fee and/or Accrued Distributions, if applicable, to:

Name
(Please Print)

Address:
(Including Zip Code)

(Taxpayer Identification Number or
Social Security Number)
(See Substitute Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 2, 3, 4, 5 and 6)

To be completed ONLY if Normal ITS not tendered or not accepted for exchange are to be credited to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

Name
(Please Print)

Address
(Including Zip Code)
(Taxpayer Identification Number or
Social Security Number)

Credit un-exchanged Normal ITS delivered by book-entry transfer to the DTC account set forth below:

DTC Account Number:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter of Transmittal and Book-Entry Confirmations; Withdrawal of Tenders; Revocation of Consents. This Letter of Transmittal is to be used by each Holder to (i) tender Normal ITS through book-entry transfer to the Information and Exchange Agent’s account at DTC, if instructions are not being transferred through ATOP or (ii) deliver Consents to the Proposed Amendments in the Consent Solicitation without also tendering such Normal ITS into the Exchange Offer. The method of delivery of this Letter of Transmittal and all other required documents to the Information and Exchange Agent is at the election and risk of Holders, and delivery will be deemed made when actually received or confirmed by the Information and Exchange Agent. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Information and Exchange Agent at or prior to such date. No alternative, conditional or contingent tenders of the Normal ITS or consents with respect thereto will be accepted. This Letter of Transmittal should be sent only to the Information and Exchange Agent. Delivery of documents to DTC or the Company does not constitute delivery to the Information and Exchange Agent.

All of the Normal ITS were issued in book-entry form, and all of the Normal ITS are currently represented by one or more global certificates held for the account of DTC. The Information and Exchange Agent and DTC have confirmed that the Exchange Offer is eligible for ATOP. To tender Normal ITS eligible for ATOP, DTC participants may, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Information and Exchange Agent, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Information and Exchange Agent’s account at DTC and send an Agent’s Message to the Information and Exchange Agent for its acceptance. The confirmation of a book-entry transfer into the Information and Exchange Agent’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation.” Delivery of documents to DTC does not constitute delivery to the Information and Exchange Agent. The term “Agent’s Message” as used herein means a message transmitted by DTC to, and received by, the Information and Exchange Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Offer Documents, and that the Company may enforce such agreement against such participant.

Holders desiring to tender Normal ITS on the Expiration Date through ATOP should note that such Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC.

All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, or delivery of an Agent’s Message through ATOP, waive any right to receive notice of the acceptance of their Normal ITS for exchange.

If you choose to deliver Consents without otherwise tendering the Normal ITS, you must do so by completing this Letter of Transmittal. If your Normal ITS are held through a broker dealer, commercial bank, trust company or other nominee, you should contact such nominee promptly and instruct them to tender the Normal ITS or validly deliver the Consents on your behalf. The instructions included with this Letter of Transmittal must be followed.

Holders who wish to exercise their right of withdrawal with respect to the Exchange Offer or their right to revoke any delivered Consents must give written notice of withdrawal or revocation in the form attached to this Letter of Transmittal, delivered by mail, hand delivery or manually signed facsimile transmission, or (with respect to tendered Normal ITS only) a properly transmitted “Request Message” through ATOP, which notice must be received by the Information and Exchange Agent at its address set forth on the back cover of this Letter of Transmittal at or prior to the Expiration Date. In order to be valid, a notice of withdrawal or revocation must be in the form specified in the Offer Documents. A valid withdrawal of Normal ITS shall be deemed a revocation of any related Consent. Holders may not rescind withdrawals of tendered Normal ITS. However, validly withdrawn Normal ITS may be retendered by following the procedures therefor described elsewhere in the Offer Documents at any time at or prior to the Expiration Date.

2. Partial Tenders and Partial Consents. If less than the entire amount of any Normal ITS is tendered, the tendering Holder must complete the number of Normal ITS tendered in the column of the box entitled “Description of Normal ITS Tendered and/or Consented” herein. The entire number of all Normal ITS transferred to the Information and Exchange Agent will be deemed to have been tendered, unless otherwise indicated. If the entire number of all Normal ITS is not tendered or not accepted for exchange, such untendered or unaccepted number of Normal ITS will be returned by credit to the account at DTC designated herein, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the settlement date. In addition, Holders may deliver Consents for the any Normal ITS not tendered by this Letter of Transmittal or ATOP by indicating the number of Normal ITS for which Consents are being delivered in the appropriate box on this Letter of Transmittal.

3. Signatures on this Letter of Transmittal; Guarantee of Signatures. This Letter of Transmittal must be signed by the DTC participant whose name is shown as the owner of the Normal ITS tendered hereby or for which Consents are being delivered and the signature must correspond with the name shown on the security position listed as the owner of the Normal ITS.

If any of the Normal ITS tendered or Consented hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any Normal ITS tendered or Consented hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names.

A Holder does not need to provide a separate stock power if:

•	this Letter of Transmittal is signed by the Holder;

•	any Normal ITS that is not tendered or not accepted for exchange or any Depositary Shares issued in exchange for validly tendered and accepted Normal ITS is to be credited to the account of the Holder at DTC; and

•	any checks for payment of any Consent Fee and/or Accrued Distributions to be made in connection with the Exchange Offer and the Consent Solicitation, as the case may be, are to be issued to the order of the Holder.

In any case other than those listed above, the Holder must transmit a separate properly completed stock power with this Letter of Transmittal exactly as the name(s) of the Holder(s) appear(s) on such DTC participant’s security position listing, with the signature on the endorsement or stock power guaranteed by a Medallion Signature Guarantor, unless such stock powers are executed by a Medallion Signature Guarantor.

If this Letter of Transmittal or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company and the Information and Exchange Agent of their authority so to act must be submitted with this Letter of Transmittal.

Signatures on stock powers provided in accordance with this Instruction 3 by Holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.

No signature guarantee is required for the tender or withdrawal of Normal ITS or for the delivery or revocation of separate Consents relating to Normal ITS if (a) this Letter of Transmittal is signed by a DTC participant whose name appears on a security position listing as the owner of the Trust Preferred Securities and neither the “Special Payment Instructions” box nor the “Special Delivery Instructions” box of this Letter of Transmittal has been completed or (b) such Normal ITS are tendered or Consented for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank, trust company or other nominee having an office or correspondent in the United States. In all other cases, all signatures on Letters of Transmittal and signatures on stock powers, if any, accompanying Normal ITS must be guaranteed by a recognized participant in the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”).

4. Special Payment and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Normal ITS not tendered or not accepted for exchange, Depositary Shares issued in exchange for validly tendered and accepted Normal ITS, and checks for payment of any Consent Fee and/or Accrued Distributions to be made in connection with the Exchange Offer and the Consent Solicitation, as the case may be, are to be issued or sent, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number (collectively, the “TIN”) of the person named must also be indicated and satisfactory evidence of the payment of transfer taxes or exemption therefrom must be submitted. If no instructions are given (a) delivery of the Depositary Shares issued in exchange for tendered

Normal ITS and checks for payment of any Consent Fee and/or Accrued Distributions to be made in connection with the Exchange Offer and the Consent Solicitation, as the case may be, will be made to and (b) Normal ITS not tendered or not accepted for exchange will be credited back to, such DTC participant’s account. The Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Normal ITS from the name of the Holder(s) thereof if the Company does not accept for exchange any of such Normal ITS or if the Holder(s) does not present satisfactory evidence of payment of any taxes that may be payable as a consequence of the payment or delivery requested by the Holder(s) completing the “Special Payment Instructions” and/or “Special Delivery Instructions” boxes.

5. TIN and Backup Withholding. U.S. federal income tax law generally requires that a tendering Holder whose tendered Normal ITS are accepted for exchange must provide the Information and Exchange Agent (as payor) with such Holder’s correct TIN, which, in the case of a Holder who is an individual, is generally such Holder’s social security number, or otherwise establish an exemption from backup withholding. Additionally, a Holder of Normal ITS who delivers the Consent without tendering such Holder’s Normal ITS must also provide the Information and Exchange Agent (as payor of the Consent Fee) with such Holder’s correct TIN. If the Information and Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding in an amount equal to 28% of the amount of any reportable payments pursuant to the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

To prevent backup withholding, each tendering Holder that is a U.S. person must provide such Holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (a) the Holder is exempt from backup withholding, (b) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. Such Holder must also certify that such Holder is a “U.S. person” as defined under the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations.

If a Holder that is a U.S. person does not have a TIN, such Holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”) for directions on applying for a TIN, write “Applied For” in the space for the TIN in Part I of the Substitute Form W-9 attached herein, and sign and date the Substitute Form W-9. If the Holder does not provide such Holder’s TIN to the Information and Exchange Agent by the date any reportable payments are due, the payments will be subject to backup withholding at a rate of 28%. Note: Writing “Applied For” on the form means that the Holder has already applied for a TIN or that such Holder intends to apply for one in the near future.

If the Normal ITS are held in more than one name or are not in the name of the actual owner, consult the Guidelines for information on which TIN to report.

Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder that is a U.S. person should check the box titled “Exempt from backup withholding” after the name and address lines of Substitute Form W-9. See the Guidelines for additional directions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed applicable IRS Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Information and Exchange Agent or the IRS at its website: http://www.irs.gov. However, although a nonresident alien or foreign entity is generally exempt from backup withholding, a nonresident alien or foreign entity who holds Normal ITS may nevertheless be subject to United States federal withholding tax at a rate of 30% with respect to the Consent Fee or accrued Contract Payments, except to the extent (i) a United States tax treaty either eliminates or reduces such withholding tax with respect to the Consent Fee or accrued Contract Payments paid to the nonresident alien or foreign entity and the nonresident alien or foreign entity provides a properly executed IRS Form W-8BEN or (ii) the nonresident alien or foreign entity is engaged in the conduct of a trade or business in the United States with which the receipt of the Consent Fee or accrued Contract Payments effectively connected and provides a properly executed IRS Form W-8ECI. Exempt Holders and nonresident aliens and foreign entities should consult their tax advisors regarding the applicability of the information reporting and back-up withholding rules to them as well as the availability of a refund of any United States federal withholding tax.

6. Transfer Taxes. The Company will pay all transfer taxes applicable to the exchange and transfer of Normal ITS pursuant to the Exchange Offer, except if the delivery of the Depositary Shares and payment of any Consent Fee and/or Accrued Distributions is being made to, or if Normal ITS not tendered or not accepted for payment are registered in the name of, any person other than the holder of Normal ITS tendered thereby or Normal ITS are credited in the name of any person other than the person(s) signing the Letter of Transmittal or electronically transmitting acceptance through ATOP, as applicable; then, in such event, delivery and payment shall not be made unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

7. Irregularities. All questions as to the form of all documents and the validity,form, eligibility (including time of receipt), acceptance of tenders and withdrawals of Normal ITS and delivery and revocation of Consents will be determined by the Company, in its sole discretion, which determination shall be final and binding absent a finding to the contrary by a court of competent jurisdiction. Alternative, conditional or contingent tenders or Consents will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Normal ITS and deliveries of Consents that are not in proper form or the acceptance of which would, in the opinion of the Company’s counsel, be unlawful or result in a breach of contract. The Company also reserves the right to waive any defects, irregularities or conditions of tender of Normal ITS or delivery of Consents. A waiver of any such defect or irregularity with respect to the tender of Normal ITS or Consents of any liquidation amount of Normal ITS shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender or Consents of any other Normal ITS except to the extent the Company may otherwise so provide. The Company’s interpretations of the terms and conditions of the Exchange Offer, including the instructions in this Letter of Transmittal, will be final and binding. No tender of Normal ITS or Consents with respect thereto will be deemed to have been validly made until all defects or irregularities with respect to such Normal ITS have been cured or waived by the Company. All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their Normal ITS for exchange. None of the Company, the trustees, the Information and Exchange Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Normal ITS or will incur any liability for failure to give any such notice.

8. Waiver of Conditions. The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Exchange Offer in the case of any Normal ITS tendered, in whole or in part, at any time and from time to time, except the requirements that the registration statement, relating to the Exchange Offer be declared effective by the SEC, and that the remaining Normal ITS will continue to be listed on the New York Stock Exchange after the settlement date of the Exchange Offer.

9. Requests for Assistance or Additional Copies. Questions and requests for assistance relating to the procedures for tendering Normal ITS or delivering the Consents and requests for additional copies of the Exchange Offer and the Consent Solicitation and this Letter of Transmittal may be directed to the Information and Exchange Agent at the address and telephone numbers on the back cover of this Letter of Transmittal.

TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS OF SECURITIES

PAYER’S NAME: D.F. KING & CO., INC.
Name (if in joint names, list first and circle the name of the person or entity whose number you enter in Part I as provided in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”))

Business Name (Sole proprietors, see the instructions in the enclosed Guidelines)

Check appropriate box:	☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Limited Liability Company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ☐ Other	Exempt from backup withholding ☐

Address

SUBSTITUTE FORM W-9	Part I-TIN Enter your TIN in the appropriate box at right. (For most individuals, this is your social security number. If you do not have a number, see Obtaining a Number in the enclosed Guidelines). Certify by signing and dating below.	Social security number OR Employer identification number
Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Note: If the account is in more than one name, see chart in the enclosed Guidelines to determine which number to enter.	OR If awaiting TIN write “Applied For”

Part II-Certification-Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions: You must cross out item (2) above if the IRS has notified you that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE		DATE , 2010

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such application in the near future. I understand that, notwithstanding the information I provided in Part II of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me will be subject to a 28% backup withholding tax unless I provide a properly certified taxpayer identification number.

Signature:   Date:   , 2010

NOTE:  FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING TAX OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 AND CONTACT YOUR TAX ADVISOR FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Company.

Give the TAXPAYER
IDENTIFICATION number
For this type of account		of —
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)
5.	Sole proprietorship account or single owner limited liability company (“LLC”)	The owner (3)
6.	Disregarded entity not owned by an individual	The owner

7.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title) (4)
8.	Corporation or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, education, or other tax exempt organization	The organization
10.	Partnership or multimember LLC not electing corporate status on Form 8832	The partnership
11.	A broker or registered nominee	The broker or registered nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the “Business Name” line. You may use either your social security number or employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.
(4)	List first and circle the name of the legal trust, estate, or pension trust.

Note:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, Form W-7, Application for an IRS Individual Taxpayer Identification Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service, from http://www.irs.gov or by calling 1-800-TAX-FORM and apply for a number.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501 (a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement arrangement (“IRA”), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government, or any of its political subdivisions, agencies, or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include the following:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in section 6049(b)(5) of the Code to non-resident aliens.

•	Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR NAME (as described above), CHECK THE APPROPRIATE BOX FOR YOUR STATUS, CHECK THE BOX TITLED “EXEMPT FROM BACKUP WITHHOLDING,” SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6045, 6049, 6050A, and 6050N of the Code.

Privacy Act Notice — Section 6109 of the Code requires most recipients to provide your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalties for Failure to Furnish Taxpayer Identification Number — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Number — If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Information and Exchange Agent for the Exchange Offer and the Consent Solicitation is:

D.F. King & Co., Inc.

By Mail, Hand or Overnight Delivery: D.F. King & Co, Inc. Attn: Elton Bagley 48 Wall Street, 22nd Floor New York, New York 10005	By Facsimile (for Eligible Institutions only): (212) 809-8838 Attn: Elton Bagley	To Confirm Receipt, Please Call (212) 493-6996

Any questions or requests for assistance may be directed to the Information and Exchange Agent at its telephone numbers as set forth below. Any requests for additional copies of the Exchange Offer and the Consent Solicitation, this Letter of Transmittal or related documents may be directed to the Information and Exchange Agent. A holder may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

D.F. King & Co., Inc.
Banks & Brokers call: (212) 269-5550
Toll-Free: (800) 848-2998
Email: USB@dfking.com